Cohen & Steers, Inc.
280 Park Avenue
New York, NY 10017-1216
Tel (212) 832-3232

Contact:
Matthew S. Stadler
Executive Vice President
Chief Financial Officer
Cohen & Steers, Inc.
Tel (212) 446-9168

COHEN & STEERS REPORTS THIRD QUARTER
2013 RESULTS

NEW YORK, NY, October 16, 2013—Cohen & Steers, Inc. (NYSE: CNS) reported net income attributable to common shareholders of $18.3 million, or $0.41 per share (diluted and basic), for the quarter ended September 30, 2013, compared with $10.3 million, or $0.23 per share (diluted and basic), for the quarter ended September 30, 2012. Total revenue for the third quarter of 2013 was $74.0 million, an increase of 3.8% from $71.3 million for the third quarter of 2012.
The third quarter of 2012 results included after-tax expenses of approximately $0.21 per share associated primarily with the offering of Cohen & Steers Limited Duration Preferred and Income Fund, Inc. ("LDP"), a closed-end mutual fund. After adjusting for these items, earnings per share would have been $0.44.
For the nine months ended September 30, 2013, the company recorded net income attributable to common shareholders of $48.7 million, or $1.08 per diluted share and $1.10 per basic share, compared with $44.4 million, or $1.00 per diluted share and $1.01 per basic share, for the nine months ended September 30, 2012. The results for the nine months ended September 30, 2013 included after-tax expenses of approximately $0.10 per share associated primarily with the offering of Cohen & Steers MLP Income and Energy Opportunity Fund, Inc. ("MIE"), a closed-end mutual fund. After adjusting for these items, earnings per share would have been $1.18. After adjusting for the offering of LDP, earnings per share for the nine months ended September 30, 2012 would have been $1.21.
Assets Under Management
Assets under management were $46.3 billion as of September 30, 2013, a decrease of 3.1% from $47.8 billion at June 30, 2013 and an increase of 3.1% from $44.9 billion at September 30, 2012. The decrease from June 30, 2013 was due to net outflows of $1.4 billion, primarily from global/international real estate, large cap value stocks and U.S. real estate strategies associated with advisory relationships, and market depreciation of $137 million. The increase from September 30, 2012 was due to market appreciation of $2.8 billion, partially offset by net outflows of

$1.4 billion. Average assets under management were $47.0 billion for the quarter ended September 30, 2013, a decrease of 6.3% from $50.2 billion for the quarter ended June 30, 2013 and an increase of 3.9% from $45.2 billion for the quarter ended September 30, 2012.
Assets under management for institutional accounts were $23.3 billion as of September 30, 2013, a decrease of 5.1% from $24.5 billion at June 30, 2013 and a decrease of 5.5% from $24.6 billion at September 30, 2012. The decrease from June 30, 2013 was due to net outflows of $1.3 billion, primarily from global/international real estate, large cap value stocks and U.S. real estate strategies associated with advisory relationships, and market appreciation of $57 million. The decrease from September 30, 2012 was due to net outflows of $3.3 billion, primarily from global/international real estate strategies associated with subadvisory relationships, partially offset by market appreciation of $1.9 billion. Average assets under management for institutional accounts were $23.7 billion for the quarter ended September 30, 2013, a decrease of 9.0% from $26.1 billion for the quarter ended June 30, 2013 and a decrease of 6.6% from $25.4 billion for the quarter ended September 30, 2012.
Assets under management for open-end mutual funds were $14.3 billion as of September 30, 2013, a decrease of 1.2% from $14.4 billion at June 30, 2013 and an increase of 13.8% from $12.5 billion at September 30, 2012. The decrease from June 30, 2013 was due to market depreciation of $134 million and net outflows of $46 million. The increase from September 30, 2012 was due to net inflows of $1.1 billion, primarily from preferred securities and U.S. real estate strategies, and market appreciation of $677 million. Average assets under management for open-end mutual funds were $14.4 billion for the quarter ended September 30, 2013, a decrease of 4.2% from $15.0 billion for the quarter ended June 30, 2013 and an increase of 15.2% from $12.5 billion for the quarter ended September 30, 2012.
Assets under management for closed-end mutual funds were $8.8 billion at both September 30, 2013 and June 30, 2013 and $7.8 billion at September 30, 2012. The increase from September 30, 2012 was due to net inflows of $854 million, primarily from the launches of LDP and MIE and market appreciation of $156 million. Average assets under management for closed-end mutual funds were $8.9 billion for the quarter ended September 30, 2013, a decrease of 2.1% from $9.1 billion for the quarter ended June 30, 2013 and an increase of 21.2% from $7.3 billion for the quarter ended September 30, 2012.

Financial Highlights (Unaudited)

	Three Months Ended		% Change
	(in thousands, except per share data or as noted)		From
	September 30, 2013	June 30, 2013	June 30, 2013
Revenue	$74,026	$77,796	(4.8%)
Expenses	$46,307	$49,239	(6.0%)
Operating income	$27,719	$28,557	(2.9%)
Operating margin	37.4%	36.7%	74 bps
Total non-operating income (loss)	$3,303	$(10,178)	*
Net income attributable to common shareholders	$18,283	$15,282	19.6%
Diluted earnings per share attributable to common shareholders	$0.41	$0.34	19.4%
Assets under management, end of period (in millions)	$46,336	$47,823	(3.1%)
Average assets under management for period (in millions)	$46,978	$50,154	(6.3%)

* Not meaningful
September 30, 2013 Compared With June 30, 2013
Revenue
Total revenue for the third quarter of 2013 was $74.0 million, a decrease of 4.8% from $77.8 million for the second quarter of 2013, primarily attributable to lower average assets under management resulting in lower investment advisory and administration fees from the following:

•	Institutional account revenue decreased 7.6% to $19.7 million in the third quarter of 2013 from $21.3 million in the three months ended June 30, 2013;

•	Open-end mutual fund revenue decreased 3.1% to $28.9 million in the third quarter of 2013 from $29.8 million in the three months ended June 30, 2013;

•	Closed-end mutual fund revenue decreased 0.6% to $19.1 million in the third quarter of 2013 from $19.2 million in the three months ended June 30, 2013.
Expenses
Expenses for the third quarter of 2013 were $46.3 million, a decrease of 6.0% from $49.2 million for the second quarter of 2013, primarily due to the following:

•	Employee compensation and benefits decreased $837,000, reflecting the decrease in revenue, partially offset by an increase in the compensation to revenue ratio;

•
Distribution and service fees decreased $1.3 million primarily due to lower average assets under management in open-end mutual funds. The second quarter of 2013 included additional expenses related to the exercise of underwriters' over-allotment option for MIE;

•	General and administrative expenses decreased $829,000 primarily due to lower professional fees and lower information technology costs as a result of the consolidation of IT system applications.

Operating Income
Operating income was $27.7 million for the three months ended September 30, 2013, compared with operating income of $28.6 million for the three months ended June 30, 2013. The company's operating margin increased to 37.4% for the third quarter of 2013 compared with 36.7% for the three months ended June 30, 2013, primarily due to decreases in the distribution and service fee expenses and G&A, partially offset by an increase in the compensation to revenue ratio.
Non-operating Income
Non-operating income, excluding net income attributable to redeemable noncontrolling interest, increased to $1.8 million for the three months ended September 30, 2013, primarily due to higher earnings from the company's seed investments compared with a non-operating loss of $3.4 million for the three months ended June 30, 2013.
Balance Sheet Information
As of September 30, 2013, cash, cash equivalents and investments were $195 million. As of September 30, 2013, stockholders' equity was $251 million and the company had no long-term or short-term debt.
Conference Call Information
Cohen & Steers will host a conference call tomorrow, October 17, 2013 at 11:00 a.m. (ET) to discuss the company's third quarter results. Investors and analysts can access the live conference call by dialing (888) 223-4515 (U.S.) or (303) 223-2686 (international); passcode: 21676214. Participants should plan to register at least 10 minutes before the conference call begins.
A replay of the call will be available for two weeks starting at approximately 1:00 p.m. (ET) on October 17, 2013 and can be accessed at (800) 633-8284 (U.S.) or (402) 977-9140 (international); passcode: 21676214. Internet access to the webcast, which includes audio (listen-only), will be available on the company's website at www.cohenandsteers.com under "Company/Investor Relations." The webcast will be archived on the website for two weeks.
About Cohen & Steers
Founded in 1986, Cohen & Steers is a leading global investment manager with a long history of innovation and a focus on real assets, including real estate, infrastructure and commodities. Headquartered in New York City, with offices in London, Hong Kong, Tokyo and Seattle, Cohen & Steers serves institutional and individual investors around the world.

Forward-Looking Statements
This press release and other statements that Cohen & Steers may make may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, which reflect the company's current views with respect to, among other things, its operations and financial performance. You can identify these forward-looking statements by the use of words such as "outlook," "believes," "expects," "potential," "continues," "may," "will," "should," "seeks," "approximately," "predicts," "intends," "plans," "estimates," "anticipates" or the negative versions of these words or other comparable words. Such forward-looking statements are subject to various risks and uncertainties.
Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements. The company believes that these factors include, but are not limited to, those described in the "Risk Factors" section of the company's Annual Report on Form 10-K for the year ended December 31, 2012, which is accessible on the Securities and Exchange Commission's website at www.sec.gov and on the company's website at www.cohenandsteers.com. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this release. The company undertakes no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise.
# # # #

Cohen & Steers, Inc. and Subsidiaries
Condensed Consolidated Statements of Operations (Unaudited)
For the Periods Ended
(in thousands, except per share data)

	Three Months Ended			% Change From
	September 30, 2013	June 30, 2013	September 30, 2012	June 30, 2013	September 30, 2012
Revenue
Investment advisory and administration fees	$67,704	$70,353	$63,224
Distribution and service fees	3,627	3,741	2,881
Portfolio consulting and other	2,695	3,702	5,191
Total revenue	74,026	77,796	71,296	(4.8%)	3.8%
Expenses
Employee compensation and benefits	24,058	24,895	25,101
Distribution and service fees	8,362	9,677	21,376
General and administrative	11,688	12,517	10,601
Depreciation and amortization	1,423	1,340	1,384
Amortization, deferred commissions	776	810	595
Total expenses	46,307	49,239	59,057	(6.0%)	(21.6%)
Operating income	27,719	28,557	12,239	(2.9%)	126.5%
Non-operating income
Interest and dividend income - net	218	743	478
Gain (loss) from trading securities - net	2,383	(10,963)	3,999
Gain from available-for-sale securities - net	180	837	437
Equity in earnings (losses) of affiliates	313	(427)	71
Other	209	(368)	330
Total non-operating income (loss)	3,303	(10,178)	5,315	*	(37.9%)
Income before provision for income taxes	31,022	18,379	17,554	68.8%	76.7%
Provision for income taxes	11,205	9,870	4,987
Net income	19,817	8,509	12,567	132.9%	57.7%
Less: Net (income) loss attributable to redeemable noncontrolling interest	(1,534)	6,773	(2,306)
Net income attributable to common shareholders	$18,283	$15,282	$10,261	19.6%	78.2%

Earnings per share attributable to common shareholders
Basic	$0.41	$0.34	$0.23	19.6%	76.2%
Diluted	$0.41	$0.34	$0.23	19.4%	75.9%
Cash dividends per share	$0.20	$0.20	$0.18	—%	11.1%

Weighted average shares outstanding
Basic	44,317	44,306	43,822
Diluted	45,106	45,002	44,537

* Not meaningful

Cohen & Steers, Inc. and Subsidiaries
Condensed Consolidated Statements of Operations (Unaudited)
For the Periods Ended
(in thousands, except per share data)

	Nine Months Ended
	September 30, 2013	September 30, 2012	% Change
Revenue
Investment advisory and administration fees	$203,451	$181,066
Distribution and service fees	10,802	8,129
Portfolio consulting and other	10,028	13,263
Total revenue	224,281	202,458	10.8%
Expenses
Employee compensation and benefits	72,330	69,696
Distribution and service fees	33,120	34,148
General and administrative	35,384	29,061
Depreciation and amortization	4,110	4,218
Amortization, deferred commissions	2,351	1,636
Total expenses	147,295	138,759	6.2%
Operating income	76,986	63,699	20.9%
Non-operating income
Interest and dividend income - net	1,507	1,768
(Loss) gain from trading securities - net	(6,956)	3,251
Gain from available-for-sale securities - net	1,508	1,040
Equity in earnings of affiliates	422	714
Other	(430)	(433)
Total non-operating (loss) income	(3,949)	6,340	*
Income before provision for income taxes	73,037	70,039	4.3%
Provision for income taxes	29,210	24,187
Net income	43,827	45,852	(4.4%)
Less: Net loss (income) attributable to redeemable noncontrolling interest	4,879	(1,458)
Net income attributable to common shareholders	$48,706	$44,394	9.7%

Earnings per share attributable to common shareholders
Basic	$1.10	$1.01	8.4%
Diluted	$1.08	$1.00	8.4%
Cash dividends per share	$0.60	$0.54	11.1%

Weighted average shares outstanding
Basic	44,254	43,744
Diluted	44,997	44,439

* Not meaningful

Cohen & Steers, Inc. and Subsidiaries
Assets Under Management (Unaudited)
By Investment Vehicle
For the Periods Ended
(in millions)
	Three Months Ended			% Change From
	September 30, 2013	June 30, 2013	September 30, 2012	June 30, 2013	September 30, 2012
Institutional Accounts
Assets under management, beginning of period	$24,538	$26,081	$25,599
Inflows	91	277	362
Outflows	(1,395)	(1,366)	(2,044)
Net outflows	(1,304)	(1,089)	(1,682)
Market appreciation (depreciation)	57	(454)	727
Total decrease	(1,247)	(1,543)	(955)
Assets under management, end of period	$23,291	$24,538	$24,644	(5.1%)	(5.5%)
Percentage of total assets under management	50.3%	51.3%	54.8%
Average assets under management for period	$23,729	$26,082	$25,393	(9.0%)	(6.6%)

Open-End Mutual Funds
Assets under management, beginning of period	$14,442	$14,447	$12,114
Inflows	1,121	1,789	1,225
Outflows	(1,167)	(1,430)	(1,061)
Net (outflows) inflows	(46)	359	164
Market (depreciation) appreciation	(134)	(364)	250
Total (decrease) increase	(180)	(5)	414
Assets under management, end of period	$14,262	$14,442	$12,528	(1.2%)	13.8%
Percentage of total assets under management	30.8%	30.2%	27.9%
Average assets under management for period	$14,385	$15,019	$12,490	(4.2%)	15.2%

Closed-End Mutual Funds
Assets under management, beginning of period	$8,843	$8,793	$6,678
Inflows	—	281	889
Outflows	—	—	—
Net inflows	—	281	889
Market (depreciation) appreciation	(60)	(231)	206
Total (decrease) increase	(60)	50	1,095
Assets under management, end of period	$8,783	$8,843	$7,773	(0.7%)	13.0%
Percentage of total assets under management	19.0%	18.5%	17.3%
Average assets under management for period	$8,864	$9,053	$7,312	(2.1%)	21.2%

Total
Assets under management, beginning of period	$47,823	$49,321	$44,391
Inflows	1,212	2,347	2,476
Outflows	(2,562)	(2,796)	(3,105)
Net outflows	(1,350)	(449)	(629)
Market (depreciation) appreciation	(137)	(1,049)	1,183
Total (decrease) increase	(1,487)	(1,498)	554
Assets under management, end of period	$46,336	$47,823	$44,945	(3.1%)	3.1%
Average assets under management for period	$46,978	$50,154	$45,195	(6.3%)	3.9%

Cohen & Steers, Inc. and Subsidiaries
Assets Under Management (Unaudited)
By Investment Vehicle
For the Periods Ended
(in millions)
	Nine Months Ended
	September 30, 2013	September 30, 2012	% Change
Institutional Accounts
Assets under management, beginning of period	$24,850	$25,380
Inflows	614	1,728
Outflows	(3,351)	(6,262)
Net outflows	(2,737)	(4,534)
Market appreciation	1,178	3,798
Total decrease	(1,559)	(736)
Assets under management, end of period	$23,291	$24,644	(5.5%)
Percentage of total assets under management	50.3%	54.8%
Average assets under management for period	$25,061	$25,591	(2.1%)

Open-End Mutual Funds
Assets under management, beginning of period	$12,962	$9,619
Inflows	4,418	3,984
Outflows	(3,446)	(2,589)
Net inflows	972	1,395
Market appreciation	328	1,514
Total increase	1,300	2,909
Assets under management, end of period	$14,262	$12,528	13.8%
Percentage of total assets under management	30.8%	27.9%
Average assets under management for period	$14,397	$11,533	24.8%

Closed-End Mutual Funds
Assets under management, beginning of period	$7,985	$6,285
Inflows	739	889
Outflows	—	—
Net inflows	739	889
Market appreciation	59	599
Total increase	798	1,488
Assets under management, end of period	$8,783	$7,773	13.0%
Percentage of total assets under management	19.0%	17.3%
Average assets under management for period	$8,723	$6,826	27.8%

Total
Assets under management, beginning of period	$45,797	$41,284
Inflows	5,771	6,601
Outflows	(6,797)	(8,851)
Net outflows	(1,026)	(2,250)
Market appreciation	1,565	5,911
Total increase	539	3,661
Assets under management, end of period	$46,336	$44,945	3.1%
Average assets under management for period	$48,181	$43,950	9.6%

Cohen & Steers, Inc. and Subsidiaries
Assets Under Management - Institutional Accounts (Unaudited)
By Investment Relationship
For the Periods Ended
(in millions)
	Three Months Ended			% Change From
	September 30, 2013	June 30, 2013	September 30, 2012	June 30, 2013	September 30, 2012
Subadvisory
Assets under management, beginning of period	$17,162	$18,321	$18,639
Inflows	77	119	149
Outflows	(388)	(1,009)	(1,549)
Net outflows	(311)	(890)	(1,400)
Market (depreciation) appreciation	(18)	(269)	473
Total decrease	(329)	(1,159)	(927)
Assets under management, end of period	$16,833	$17,162	$17,712	(1.9%)	(5.0%)
Percentage of total assets under management	72.3%	69.9%	71.9%
Average assets under management for period	$17,008	$18,325	$18,492	(7.2%)	(8.0%)

Advisory
Assets under management, beginning of period	$7,376	$7,760	$6,960
Inflows	14	158	213
Outflows	(1,007)	(357)	(495)
Net outflows	(993)	(199)	(282)
Market appreciation (depreciation)	75	(185)	254
Total decrease	(918)	(384)	(28)
Assets under management, end of period	$6,458	$7,376	$6,932	(12.4%)	(6.8%)
Percentage of total assets under management	27.7%	30.1%	28.1%
Average assets under management for period	$6,721	$7,757	$6,901	(13.4%)	(2.6%)

Total Institutional Accounts
Assets under management, beginning of period	$24,538	$26,081	$25,599
Inflows	91	277	362
Outflows	(1,395)	(1,366)	(2,044)
Net outflows	(1,304)	(1,089)	(1,682)
Market appreciation (depreciation)	57	(454)	727
Total decrease	(1,247)	(1,543)	(955)
Assets under management, end of period	$23,291	$24,538	$24,644	(5.1%)	(5.5%)
Average assets under management for period	$23,729	$26,082	$25,393	(9.0%)	(6.6%)

Cohen & Steers, Inc. and Subsidiaries
Assets Under Management - Institutional Accounts (Unaudited)
By Investment Relationship
For the Periods Ended
(in millions)
	Nine Months Ended
	September 30, 2013	September 30, 2012	% Change
Subadvisory
Assets under management, beginning of period	$17,582	$19,073
Inflows	343	705
Outflows	(1,901)	(4,824)
Net outflows	(1,558)	(4,119)
Market appreciation	809	2,758
Total decrease	(749)	(1,361)
Assets under management, end of period	$16,833	$17,712	(5.0%)
Percentage of total assets under management	72.3%	71.9%
Average assets under management for period	$17,748	$18,824	(5.7%)

Advisory
Assets under management, beginning of period	$7,268	$6,307
Inflows	271	1,023
Outflows	(1,450)	(1,438)
Net outflows	(1,179)	(415)
Market appreciation	369	1,040
Total (decrease) increase	(810)	625
Assets under management, end of period	$6,458	$6,932	(6.8%)
Percentage of total assets under management	27.7%	28.1%
Average assets under management for period	$7,313	$6,767	8.1%

Total Institutional Accounts
Assets under management, beginning of period	$24,850	$25,380
Inflows	614	1,728
Outflows	(3,351)	(6,262)
Net outflows	(2,737)	(4,534)
Market appreciation	1,178	3,798
Total decrease	(1,559)	(736)
Assets under management, end of period	$23,291	$24,644	(5.5%)
Average assets under management for period	$25,061	$25,591	(2.1%)

Cohen & Steers, Inc. and Subsidiaries
Assets Under Management (Unaudited)
By Investment Strategy
For the Periods Ended
(in millions)
	Three Months Ended			% Change From
	September 30, 2013	June 30, 2013	September 30, 2012	June 30, 2013	September 30, 2012
U.S. Real Estate
Assets under management, beginning of period	$24,173	$24,455	$22,178
Inflows	693	793	774
Outflows	(976)	(642)	(552)
Net (outflows) inflows	(283)	151	222
Market (depreciation) appreciation	(653)	(433)	30
Total (decrease) increase	(936)	(282)	252
Assets under management, end of period	$23,237	$24,173	$22,430	(3.9%)	3.6%
Percentage of total assets under management	50.1%	50.5%	49.9%
Average assets under management for period	$23,633	$25,118	$22,527	(5.9%)	4.9%

Global/International Real Estate
Assets under management, beginning of period	$9,923	$11,277	$12,532
Inflows	239	555	249
Outflows	(871)	(1,493)	(2,301)
Net outflows	(632)	(938)	(2,052)
Market appreciation (depreciation)	339	(416)	634
Total decrease	(293)	(1,354)	(1,418)
Assets under management, end of period	$9,630	$9,923	$11,114	(3.0%)	(13.4%)
Percentage of total assets under management	20.8%	20.7%	24.7%
Average assets under management for period	$9,668	$11,116	$12,097	(13.0%)	(20.1%)

Preferred Securities
Assets under management, beginning of period	$5,068	$4,929	$2,548
Inflows	241	655	1,331
Outflows	(376)	(388)	(183)
Net (outflows) inflows	(135)	267	1,148
Market (depreciation) appreciation	(113)	(128)	147
Total (decrease) increase	(248)	139	1,295
Assets under management, end of period	$4,820	$5,068	$3,843	(4.9%)	25.4%
Percentage of total assets under management	10.4%	10.6%	8.6%
Average assets under management for period	$4,984	$5,131	$3,236	(2.9%)	54.0%

Global Infrastructure
Assets under management, beginning of period	$4,324	$4,176	$3,122
Inflows	14	321	27
Outflows	(20)	(41)	(35)
Net (outflows) inflows	(6)	280	(8)
Market appreciation (depreciation)	151	(132)	144
Total increase	145	148	136
Assets under management, end of period	$4,469	$4,324	$3,258	3.4%	37.2%
Percentage of total assets under management	9.6%	9.0%	7.2%
Average assets under management for period	$4,400	$4,337	$3,210	1.5%	37.1%

Cohen & Steers, Inc. and Subsidiaries
Assets Under Management (Unaudited)
By Investment Strategy - continued
For the Periods Ended
(in millions)
	Three Months Ended			% Change From
	September 30, 2013	June 30, 2013	September 30, 2012	June 30, 2013	September 30, 2012
Large Cap Value Stocks
Assets under management, beginning of period	$3,653	$3,746	$3,389
Inflows	8	5	50
Outflows	(308)	(192)	(31)
Net (outflows) inflows	(300)	(187)	19
Market appreciation	139	94	194
Total (decrease) increase	(161)	(93)	213
Assets under management, end of period	$3,492	$3,653	$3,602	(4.4%)	(3.1%)
Percentage of total assets under management	7.5%	7.6%	8.0%
Average assets under management for period	$3,601	$3,720	$3,473	(3.2%)	3.7%

Other
Assets under management, beginning of period	$682	$738	$622
Inflows	17	18	45
Outflows	(11)	(40)	(3)
Net inflows (outflows)	6	(22)	42
Market (depreciation) appreciation	—	(34)	34
Total increase (decrease)	6	(56)	76
Assets under management, end of period	$688	$682	$698	0.9%	(1.4%)
Percentage of total assets under management	1.5%	1.4%	1.6%
Average assets under management for period	$692	$732	$652	(5.5%)	6.1%

Total
Assets under management, beginning of period	$47,823	$49,321	$44,391
Inflows	1,212	2,347	2,476
Outflows	(2,562)	(2,796)	(3,105)
Net outflows	(1,350)	(449)	(629)
Market (depreciation) appreciation	(137)	(1,049)	1,183
Total (decrease) increase	(1,487)	(1,498)	554
Assets under management, end of period	$46,336	$47,823	$44,945	(3.1%)	3.1%
Average assets under management for period	$46,978	$50,154	$45,195	(6.3%)	3.9%

Cohen & Steers, Inc. and Subsidiaries
Assets Under Management (Unaudited)
By Investment Strategy
For the Periods Ended
(in millions)
	Nine Months Ended
	September 30, 2013	September 30, 2012	% Change
U.S. Real Estate
Assets under management, beginning of period	$22,613	$18,505
Inflows	2,239	3,123
Outflows	(2,068)	(1,725)
Net inflows	171	1,398
Market appreciation	453	2,527
Total increase	624	3,925
Assets under management, end of period	$23,237	$22,430	3.6%
Percentage of total assets under management	50.1%	49.9%
Average assets under management for period	$24,097	$21,361	12.8%

Global/International Real Estate
Assets under management, beginning of period	$11,155	$13,409
Inflows	1,111	1,240
Outflows	(3,112)	(5,774)
Net outflows	(2,001)	(4,534)
Market appreciation	476	2,239
Total decrease	(1,525)	(2,295)
Assets under management, end of period	$9,630	$11,114	(13.4%)
Percentage of total assets under management	20.8%	24.7%
Average assets under management for period	$10,674	$12,597	(15.3%)

Preferred Securities
Assets under management, beginning of period	$4,364	$1,964
Inflows	1,490	1,861
Outflows	(911)	(301)
Net inflows	579	1,560
Market (depreciation) appreciation	(123)	319
Total increase	456	1,879
Assets under management, end of period	$4,820	$3,843	25.4%
Percentage of total assets under management	10.4%	8.6%
Average assets under management for period	$4,914	$2,602	88.9%

Global Infrastructure
Assets under management, beginning of period	$3,509	$3,010
Inflows	823	71
Outflows	(79)	(82)
Net inflows (outflows)	744	(11)
Market appreciation	216	259
Total increase	960	248
Assets under management, end of period	$4,469	$3,258	37.2%
Percentage of total assets under management	9.6%	7.2%
Average assets under management for period	$4,122	$3,157	30.6%

Cohen & Steers, Inc. and Subsidiaries
Assets Under Management (Unaudited)
By Investment Strategy - continued
For the Periods Ended
(in millions)
	Nine Months Ended
	September 30, 2013	September 30, 2012	% Change
Large Cap Value Stocks
Assets under management, beginning of period	$3,465	$3,876
Inflows	43	170
Outflows	(564)	(966)
Net outflows	(521)	(796)
Market appreciation	548	522
Total increase (decrease)	27	(274)
Assets under management, end of period	$3,492	$3,602	(3.1%)
Percentage of total assets under management	7.5%	8.0%
Average assets under management for period	$3,659	$3,626	0.9%

Other
Assets under management, beginning of period	$691	$520
Inflows	65	136
Outflows	(63)	(3)
Net outflows	2	133
Market (depreciation) appreciation	(5)	45
Total (decrease) increase	(3)	178
Assets under management, end of period	$688	$698	(1.4%)
Percentage of total assets under management	1.5%	1.6%
Average assets under management for period	$715	$607	17.8%

Total
Assets under management, beginning of period	$45,797	$41,284
Inflows	5,771	6,601
Outflows	(6,797)	(8,851)
Net outflows	(1,026)	(2,250)
Market appreciation	1,565	5,911
Total increase	539	3,661
Assets under management, end of period	$46,336	$44,945	3.1%
Average assets under management for period	$48,181	$43,950	9.6%

Cohen & Steers, Inc. and Subsidiaries
Assets Under Advisement (Unaudited)
(in millions)
	As of
	September 30, 2013	June 30, 2013	September 30, 2012

Model-Based Strategies	$2,425	$3,013	$5,605
Exchange Traded Funds	$2,732	$3,037	$2,948
Unit Investment Trusts	$1,126	$1,296	$1,290
Total	$6,283	$7,346	$9,843

Note: Assets under advisement are defined as assets for which the company does not provide active management and are not included in the company's reported assets under management.